Exhibit 99.1

MeriStar Hospitality Operating Partnership, L.P.

Condensed Consolidating Balance Sheet

September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Sub 7C, LLC	AGH Upreit, LLC	MeriStar Sub 5N, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 8F, L.P.	MeriStar Sub 8G, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8B, LLC
Assets
Property and equipment	20,670	1,448,950	—	—	3,671	—	12,369	—	10,867	88,656
Accumulated depreciation	(15,956)	(274,941)	—	—	(637)	—	(3,013)	—	(626)	(14,073)

	4,714	1,174,009	—	—	3,034	—	9,356	—	10,241	74,583

Assets held for sale	—	1	—	—	—	—	—	—	—	—
Investments in affiliate	2,440,576	7,993	32	2,989	—	—	—	72	—	—
Due to/from subsidiaries	(993,038)	518,596	—	73	4,749	—	7,441	9	7,643	30,201
Note receivable from subsidiaries	190,537	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	40,161	(2,179)	—	—	(39)	—	(69)	—	(8)	(86)
Insurance claim receivable	3,071	19,991	—	—	422	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	30,071	1,000	—	—	—	—	—	—	—	—
Restricted cash	56,904	1,860	—	—	—	—	115	—	—	—
Cash and cash equivalents - unrestricted	97,317	—	—	—	—	—	—	—	—	—

	1,870,313	1,721,271	32	3,062	8,166	—	16,843	81	17,876	104,698

Liabilities and Partners’ capital
Long-term debt	844,128	474,263	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	207,658	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	14,983	8,721	—	—	56	—	(9)	—	65	(198)
Accrued interest	33,830	2,283	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	15,727	—	—	—	—	—	—	—	—	—
Other liabilities	3,426	—	—	—	—	—	—	—	—	—

Total liabilities	1,119,752	485,267	—	—	56	—	(9)	—	65	(198)

Minority interests	2,432	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	12,523	—	—	—	—	—	—	—	—	—
Partners’ capital	735,606	1,236,004	32	3,062	8,110	—	16,852	81	17,811	104,896

	1,870,313	1,721,271	32	3,062	8,166	—	16,843	81	17,876	104,698

MeriStar Hospitality Operating Partnership, L.P.

Condensed Consolidating Balance Sheet

September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC
Assets
Property and equipment	27,204	15,814	9,181	11,534	17,537	—	18,177	48,613	3,782	19,890
Accumulated depreciation	(6,942)	(3,471)	(339)	(615)	(4,222)	—	(3,272)	(11,171)	—	(4,432)

	20,262	12,343	8,842	10,919	13,315	—	14,905	37,442	3,782	15,458

Assets held for sale	—	—	—	—	—	—	—	—	—	—
Investments in affiliate	—	—	—	—	—	43	—	—	—	—
Due to/from subsidiaries	(4,014)	7,353	3,871	4,605	6,315	(43)	9,046	22,762	4,119	15,750
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(183)	(22)	(9)	(65)	9	—	(17)	(78)	(46)	(71)
Insurance claim receivable	—	—	—	543	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	—	—	96	—	—	96
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents - unrestricted	—	—	—	—	—	—	—	—	—	—

	16,065	19,674	12,704	16,002	19,639	—	24,030	60,126	7,855	31,233

Liabilities and Partners’ capital
Long-term debt	—	—	—	—	—	—	—	—	—	33
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	68	(59)	178	72	309	—	(14)	(106)	184	23
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	68	(59)	178	72	309	—	(14)	(106)	184	56

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital	15,997	19,733	12,526	15,930	19,330	—	24,044	60,232	7,671	31,177

	16,065	19,674	12,704	16,002	19,639	—	24,030	60,126	7,855	31,233

MeriStar Hospitality Operating Partnership, L.P.

Condensed Consolidating Balance Sheet

September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC
Assets
Property and equipment	19,337	23,521	—	—	—	20,350	22,933	6,984	—	—
Accumulated depreciation	(633)	(5,558)	—	—	—	(3,801)	(7,579)	—	—	—

	18,704	17,963	—	—	—	16,549	15,354	6,984	—	—

Assets held for sale	—	—	—	—	1	—	—	—	—	—
Investments in affiliate	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	9,731	8,502	11,439	—	3,413	5,448	9,316	8,269	9,944	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(152)	(29)	—	—	—	(19)	(37)	(99)	—	—
Insurance claim receivable	2,308	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	—	—	—	—	(44)	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents - unrestricted	—	—	—	—	—	—	—	—	—	—

	30,591	26,436	11,439	—	3,414	21,978	24,633	15,154	9,900	—

Liabilities and Partners’ capital
Long-term debt	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	183	(12)	—	—	—	42	136	35	—	—
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	183	(12)	—	—	—	42	136	35	—	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital	30,408	26,448	11,439	—	3,414	21,936	24,497	15,119	9,900	—

	30,591	26,436	11,439	—	3,414	21,978	24,633	15,154	9,900	—

MeriStar Hospitality Operating Partnership, L.P.

Condensed Consolidating Balance Sheet

September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LLC	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.
Assets
Property and equipment	—	—	—	—	—	3,916	—	19,891	69,212	—
Accumulated depreciation	—	—	—	—	—	(791)	—	(4,185)	(13,740)	—

	—	—	—	—	—	3,125	—	15,706	55,472	—

Assets held for sale	—	—	—	—	—	—	—	—	—	—
Investments in affiliate	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	4,976	7,612	—	—	20,297	2,799	—	9,236	22,406	(262)
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	—	—	—	—	—	(19)	—	2	(471)	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	178	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents - unrestricted	—	—	—	—	—	—	—	—	—	—

	4,976	7,612	—	—	20,475	5,905	—	24,944	77,407	(262)

Liabilities and Partners’ capital
Long-term debt	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	—	—	—	—	—	120	—	(10)	244	—
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	120	—	(10)	244	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital	4,976	7,612	—	—	20,475	5,785	—	24,954	77,163	(262)

	4,976	7,612	—	—	20,475	5,905	—	24,944	77,407	(262)

MeriStar Hospitality Operating Partnership, L.P.

Condensed Consolidating Balance Sheet

September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.
Assets
Property and equipment	54,737	—	11,688	—	42,307	—	—	—	—	34,628
Accumulated depreciation	(10,922)	—	(2,523)	—	(9,190)	—	—	—	—	(6,637)

	43,815	—	9,165	—	33,117	—	—	—	—	27,991

Assets held for sale	—	—	—	—	—	—	—	—	—	—
Investments in affiliate	—	—	—	—	51,368	—	—	—	—	—
Due to/from subsidiaries	27,628	2,370	2,908	—	(5,849)	—	—	—	—	4,328
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	82	—	(12)	—	(63)	—	—	—	—	(5)
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	1,043	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents - unrestricted	—	—	—	—	—	—	—	—	—	—

	72,568	2,370	12,061	—	78,573	—	—	—	—	32,314

Liabilities and Partners’ capital
Long-term debt	—	—	—	—	24,000	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	4,253	—	(177)	—	405	—	—	—	—	254
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	(200)	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	4,053	—	(177)	—	24,405	—	—	—	—	254

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital	68,515	2,370	12,238	—	54,168	—	—	—	—	32,060

	72,568	2,370	12,061	—	78,573	—	—	—	—	32,314

MeriStar Hospitality Operating Partnership, L.P.

Condensed Consolidating Balance Sheet

September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5P, LLC
Assets
Property and equipment	24,488	20,214	—	7,888	—	—	—	—	146,241	39
Accumulated depreciation	(4,828)	(2,223)	—	(1,092)	—	—	—	—	(28,258)	(26)

	19,660	17,991	—	6,796	—	—	—	—	117,983	13

Assets held for sale	—	—	—	—	—	—	7,784	—	—	—
Investments in affiliate	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	(804)	8,830	—	3,461	1,728	(7,581)	9,814	—	43,814	3,674
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(166)	(102)	—	(34)	—	(8)	(204)	—	(302)	(9)
Insurance claim receivable	3,065	1,523	—	795	—	—	—	—	16,726	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	—	6	—	—	—	38
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents - unrestricted	—	—	—	—	—	—	—	—	—	—

	21,755	28,242	—	11,018	1,728	(7,583)	17,394	—	178,221	3,716

Liabilities and Partners’ capital
Long-term debt	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	1,609	147	—	57	—	(36)	259	—	864	—
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	1,609	147	—	57	—	(36)	259	—	864	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital	20,146	28,095	—	10,961	1,728	(7,547)	17,135	—	177,357	3,716

	21,755	28,242	—	11,018	1,728	(7,583)	17,394	—	178,221	3,716

MeriStar Hospitality Operating Partnership, L.P.

Condensed Consolidating Balance Sheet

September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Pentagon City, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Assets
Property and equipment	98,905	14,659	36,695	—	40,258	93,112	3,316	1,102,614	—	2,572,234
Accumulated depreciation	(17,379)	(2,243)	(11,484)	—	(8,075)	(2,174)	(3,384)	(199,538)	—	(490,435)

	81,526	12,416	25,211	—	32,183	90,938	(68)	903,076	—	2,081,799

Assets held for sale	—	—	—	—	—	—	—	7,785	—	7,786
Investments in affiliate	—	—	4,627	—	—	—	1,629	60,760	(2,494,329)	15,000
Due to/from subsidiaries	23,385	5,629	8,231	16,379	7,521	58,047	7,923	474,442	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	(190,537)	—
Prepaid expenses and other assets	(648)	(118)	(67)	—	(43)	512	8,729	6,034	—	44,016
Insurance claim receivable	12,576	2,051	—	—	—	—	—	40,009	—	63,071
Accounts receivable, net of allowance for doubtful accounts	—	—	—	359	(8)	(611)	38,792	39,945	(6,612)	64,404
Restricted cash	—	—	—	—	—	—	831	946	—	59,710
Cash and cash equivalents - unrestricted	—	—	—	—	—	—	20,470	20,470	—	117,787

	116,839	19,978	38,002	16,738	39,653	148,886	78,306	1,553,467	(2,691,478)	2,453,573

Liabilities and Partners’ capital
Long-term debt	—	—	23,609	—	—	55,684	142,928	246,254	(190,537)	1,374,108
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	207,658
Accounts payable and accrued expenses	892	71	545	—	225	15	53,202	63,892	—	87,596
Accrued interest	—	—	—	—	—	269	6,612	6,881	(6,612)	36,382
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	3,835	3,635	—	19,362
Other liabilities	—	—	—	—	—	—	6,147	6,147	—	9,573

Total liabilities	892	71	24,154	—	225	55,968	212,724	326,809	(197,149)	1,734,679

Minority interests	—	—	—	—	—	—	—	—	—	2,432
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	12,523
Partners’ capital	115,947	19,907	13,848	16,738	39,428	92,918	(134,418)	1,226,658	(2,494,329)	703,939

	116,839	19,978	38,002	16,738	39,653	148,886	78,306	1,553,467	(2,691,478)	2,453,573

MeriStar Hospitality Operating Partnership, L.P.

Condensed Consolidating Balance Sheet

December 31, 2003

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Sub 7C, LLC	AGH Upreit, LLC	MeriStar Sub 5N, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 8F, L.P.	MeriStar Sub 8G, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8B, LLC
Assets
Property and equipment	18,987	1,407,432	—	—	4,146	—	11,502	—	10,862	83,215
Accumulated depreciation	(13,219)	(246,091)	—	—	(679)	—	(2,521)	—	(157)	(12,270)

	5,768	1,161,341	—	—	3,467	—	8,981	—	10,705	70,945

Assets held for sale	—	4,273	—	—	—	—	—	—	—	—
Investments in affiliate	2,208,641	8,200	32	2,989	—	—	—	72	—	—
Due to/from subsidiaries	(838,258)	397,837	—	133	4,243	—	7,012	10	6,814	30,981
Note receivable from subsidiaries	120,855	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	34,658	(1,612)	—	—	(18)	—	(28)	—	1	(26)
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	18,220	956	—	—	—	—	—	—	—	—
Restricted cash	39,932	2,476	—	—	—	—	115	—	—	—
Cash and cash equivalents - unrestricted	218,646	—	—	—	—	—	—	—	—	—

	1,808,462	1,573,471	32	3,122	7,692	—	16,080	82	17,520	101,900

Liabilities and Partners’ capital
Long-term debt	917,232	436,778	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	256,473	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	14,806	5,517	—	—	(11)	—	67	—	161	2,502
Accrued interest	43,396	2,639	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	6,923	—	—	—	—	—	—	—	—	—
Other liabilities	1,750	(304)	—	—	—	—	—	—	—	—

Total liabilities	1,240,580	444,630	—	—	(11)	—	67	—	161	2,502

Minority interests	2,496	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	35,926	—	—	—	—	—	—	—	—	—
Partners’ capital	529,460	1,128,841	32	3,122	7,703	—	16,013	82	17,359	99,398

	1,808,462	1,573,471	32	3,122	7,692	—	16,080	82	17,520	101,900

MeriStar Hospitality Operating Partnership, L.P.

Condensed Consolidating Balance Sheet

December 31, 2003

(Dollars in thousands)

	MeriStar Sub 1C, L.P.	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC
Assets
Property and equipment	26,641	15,493	7,293	11,841	17,498	—	17,449	45,155	5,047	18,656
Accumulated depreciation	(5,900)	(3,024)	(97)	(645)	(3,696)	—	(2,893)	(9,963)	(76)	(4,064)

	20,741	12,469	7,196	11,196	13,802	—	14,556	35,192	4,971	14,592

Assets held for sale	—	—	—	—	—	—	—	—	—	—
Investments in affiliate	—	—	—	—	—	43	—	—	—	—
Due to/from subsidiaries	(3,881)	6,688	5,122	4,239	5,062	(43)	8,445	21,931	3,545	15,375
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(88)	(10)	(1)	(24)	28	—	(7)	(33)	(17)	(32)
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	—	—	103	—	—	96
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents - unrestricted	—	—	—	—	—	—	—	—	—	—

	16,772	19,147	12,317	15,411	18,892	—	23,097	57,090	8,499	30,031

Liabilities and Partners’ capital
Long-term debt	—	—	—	—	—	—	—	—	—	33
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	88	(32)	208	(15)	140	—	38	(208)	351	39
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	88	(32)	208	(15)	140	—	38	(208)	351	72

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital	16,684	19,179	12,109	15,426	18,752	—	23,059	57,298	8,148	29,959

	16,772	19,147	12,317	15,411	18,892	—	23,097	57,090	8,499	30,031

MeriStar Hospitality Operating Partnership, L.P.

Condensed Consolidating Balance Sheet

December 31, 2003

(Dollars in thousands)

	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC
Assets
Property and equipment	17,410	22,578	—	—	4,929	18,569	22,682	11,514	5,881	—
Accumulated depreciation	(198)	(5,014)	—	—	(130)	(3,323)	(7,036)	(2,928)	(121)	—

	17,212	17,564	—	—	4,799	15,246	15,646	8,586	5,760	—

Assets held for sale	—	—	5,530	—	—	—	—	—	—	—
Investments in affiliate	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	12,431	6,988	5,557	—	(791)	6,367	8,459	7,330	5,021	(7,036)
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(63)	(12)	117	—	(8)	(8)	(16)	(56)	1	—
Insurance claim receviable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	—	—	—	—	—	2,345
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents - unrestricted	—	—	—	—	—	—	—	—	—	—

	29,580	24,540	11,204	—	4,000	21,605	24,089	15,860	10,782	(4,691)

Liabilities and Partners’ capital
Long-term debt	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	97	(69)	(306)	—	178	74	30	(17)	150	(8)
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	97	(69)	(306)	—	178	74	30	(17)	150	(8)

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital	29,483	24,609	11,510	—	3,822	21,531	24,059	15,877	10,632	(4,683)

	29,580	24,540	11,204	—	4,000	21,605	24,089	15,860	10,782	(4,691)

MeriStar Hospitality Operating Partnership, L.P.

Condensed Consolidating Balance Sheet

December 31, 2003

(Dollars in thousands)

	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LLC	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.
Assets
Property and equipment	3,197	—	—	—	—	3,850	—	19,530	68,709	4,806
Accumulated depreciation	(51)	—	—	—	—	(686)	—	(3,776)	(12,036)	(156)

	3,146	—	—	—	—	3,164	—	15,754	56,673	4,650

Assets held for sale	—	3,301	—	—	12,395	—	—	—	—	—
Investments in affiliate	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	1,904	4,573	2,930	(9,934)	6,238	2,538	5,088	7,636	19,511	(3,011)
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	1	(9)	3	—	15	(4)	—	23	(209)	1
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	2,002	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents - unrestricted	—	—	—	—	—	—	—	—	—	—

	5,051	7,865	2,933	(7,932)	18,648	5,698	5,088	23,413	75,975	1,640

Liabilities and Partners’ capital
Long-term debt	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	161	342	—	(8)	25	96	—	(216)	(91)	1,080
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	161	342	—	(8)	25	96	—	(216)	(91)	1,080

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital	4,890	7,523	2,933	(7,924)	18,623	5,602	5,088	23,629	76,066	560

	5,051	7,865	2,933	(7,932)	18,648	5,698	5,088	23,413	75,975	1,640

MeriStar Hospitality Operating Partnership, L.P.

Condensed Consolidating Balance Sheet

December 31, 2003

(Dollars in thousands)

	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.
Assets
Property and equipment	52,417	1,901	10,802	—	42,105	—	—	—	—	32,615
Accumulated depreciation	(9,771)	—	(2,188)	—	(8,102)	—	—	—	—	(5,809)

	42,646	1,901	8,614	—	34,003	—	—	—	—	26,806

Assets held for sale	—	—	—	—	—	—	—	—	—	—
Investments in affiliate	—	—	—	—	51,368	—	—	—	—	—
Due to/from subsidiaries	25,422	365	3,137	1,609	(6,600)	36,579	9,567	25,579	(6,223)	5,237
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	192	—	(5)	—	(17)	1	—	1	—	13
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	1,326	—	—	—	—	46	43	—	1,166	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents - unrestricted	—	—	—	—	—	—	—	—	—	—

	69,586	2,266	11,746	1,609	78,754	36,626	9,610	25,580	(5,057)	32,056

Liabilities and Partners’ capital
Long-term debt	—	—	—	—	24,000	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	4,169	(6)	(107)	(61)	12	(2)	—	—	(1)	370
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	(200)	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	3,969	(6)	(107)	(61)	24,012	(2)	—	—	(1)	370

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital	65,617	2,272	11,853	1,670	54,742	36,628	9,610	25,580	(5,056)	31,686

	69,586	2,266	11,746	1,609	78,754	36,626	9,610	25,580	(5,057)	32,056

MeriStar Hospitality Operating Partnership, L.P.

Condensed Consolidating Balance Sheet

December 31, 2003

(Dollars in thousands)

	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5P, LLC
Assets
Property and equipment	28,386	22,056	—	8,741	—	—	9,086	—	164,273	39
Accumulated depreciation	(5,206)	(2,355)	—	(1,144)	—	—	—	—	(30,502)	(23)

	23,180	19,701	—	7,597	—	—	9,086	—	133,771	16

Assets held for sale	—	—	—	—	7,158	9,415	—	—	—	—
Investments in affiliate	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	(365)	7,852	24,172	3,077	(4,789)	5,673	8,806	9,336	42,679	3,088
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(74)	(48)	(1)	(15)	(4)	(240)	(89)	(3)	(255)	(4)
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	198	—	—	—	—	—	—	38
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents - unrestricted	—	—	—	—	—	—	—	—	—	—

	22,741	27,505	24,369	10,659	2,365	14,848	17,803	9,333	176,195	3,138

Liabilities and Partners’ capital
Long-term debt	—	—	—	—	—	19,731	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	3,028	—	14	(8)	410	257	488	—	775	—
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	3,028	—	14	(8)	410	19,988	488	—	775	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital	19,713	27,505	24,355	10,667	1,955	(5,140)	17,315	9,333	175,420	3,138

	22,741	27,505	24,369	10,659	2,365	14,848	17,803	9,333	176,195	3,138

MeriStar Hospitality Operating Partnership, L.P.

Condensed Consolidating Balance Sheet

December 31, 2003

(Dollars in thousands)

	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Assets
Property and equipment	110,406	16,737	35,707	—	38,463	3,146	1,055,333	—	2,481,752
Accumulated depreciation	(16,816)	(2,269)	(10,686)	—	(7,127)	(3,284)	(186,722)	—	(446,032)

	93,590	14,468	25,021	—	31,336	(138)	868,611	—	2,035,720

Assets held for sale	—	—	—	9,097	—	—	46,896	—	51,169
Investments in affiliate	—	—	4,627	—	—	1,629	60,760	(2,262,601)	15,000
Due to/from subsidiaries	21,963	4,637	6,562	8,303	7,469	(189)	440,421	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	(120,855)	—
Prepaid expenses and other assets	(370)	(53)	(29)	14	(19)	15,471	13,987	—	47,033
Insurance claim receivable	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	(13)	38,183	45,533	—	64,709
Restricted cash	—	—	—	—	—	—	115	—	42,523
Cash and cash equivalents - unrestricted	—	—	—	—	—	12,230	12,230	—	230,876

	115,183	19,052	36,181	17,414	38,773	67,186	1,488,553	(2,383,456)	2,487,030

Liabilities and Partners’ capital
Long-term debt	—	—	23,609	—	—	81,027	148,400	(120,855)	1,381,555
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	256,473
Accounts payable and accrued expenses	131	(189)	(195)	(183)	81	45,862	59,691	—	80,014
Accrued interest	—	—	—	—	—	778	778	—	46,813
Due to Interstate Hotels & Resorts	—	—	—	—	—	9,688	9,488	—	16,411
Other liabilities	—	—	—	—	—	9,599	9,599	—	11,045

Total liabilities	131	(189)	23,414	(183)	81	146,954	227,956	(120,855)	1,792,311

Minority interests	—	—	—	—	—	—	—	—	2,496
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	35,926
Partners’ capital	115,052	19,241	12,767	17,597	38,692	(79,768)	1,260,597	(2,262,601)	656,297

	115,183	19,052	36,181	17,414	38,773	67,186	1,488,553	(2,383,456)	2,487,030

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Sub 7C, LLC	AGH Upreit, LLC	MeriStar Sub 5N, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 8F, L.P.	MeriStar Sub 8G, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8B, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	(13)	611	—	—	—	—	—	—	—	—
Participating lease revenue	—	34,788	—	—	72	—	601	—	321	1,864

Total revenue	(13)	35,399	—	—	72	—	601	—	321	1,864

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	287	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	(4)	—	—	—	—	—	—	—	(2,612)
General and administrative, corporate	2,462	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,707	13,002	—	—	35	—	164	—	157	618
Property taxes, insurance and other	1	4,929	—	—	26	—	167	—	25	280
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	908	—	—	—	—	—	—	—	—

Operating expenses	4,170	19,122	—	—	61	—	331	—	182	(1,714)

Preferred return on investment in MIP	1,600	—	—	—	—	—	—	—	—	—

Operating (loss) income	(2,583)	16,277	—	—	11	—	270	—	139	3,578

Minority interest	40	—	—	—	—	—	—	—	—	—
Interest expense, net	(17,916)	(8,955)	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	(7,403)	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(27,862)	7,322	—	—	11	—	270	—	139	3,578
Income tax benefit	212	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(27,650)	7,322	—	—	11	—	270	—	139	3,578
Discontinued operations:
(Loss) income from discontinued operations	77	626	—	—	—	—	—	—	—	—
Income tax benefit	32	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	109	626	—	—	—	—	—	—	—	—

Net (loss) income	(27,541)	7,948	—	—	11	—	270	—	139	3,578

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	7	—	—	1	—	41	—	1	—
Participating lease revenue	162	372	208	104	414	—	447	1,563	360	566

Total revenue	162	379	208	104	415	—	488	1,563	361	566

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	345	149	73	38	177	—	106	382	71	119
Property taxes, insurance and other	149	53	32	38	102	—	76	141	(10)	42
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	40	—

Operating expenses	494	202	105	76	279	—	182	523	101	161

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	(332)	177	103	28	136	—	306	1,040	260	405

Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(332)	177	103	28	136	—	306	1,040	260	405
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(332)	177	103	28	136	—	306	1,040	260	405
Discontinued operations:
(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—

Net (loss) income	(332)	177	103	28	136	—	306	1,040	260	405

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	—	—
Participating lease revenue	361	769	—	—	—	345	425	422	—	—

Total revenue	361	769	—	—	—	345	425	422	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	15	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	196	183	—	—	—	165	160	—	—	—
Property taxes, insurance and other	89	97	—	—	—	51	61	101	—	—
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	897	—	—

Operating expenses	285	280	—	—	—	216	221	1,013	—	—

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	76	489	—	—	—	129	204	(591)	—	—

Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	76	489	—	—	—	129	204	(591)	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	76	489	—	—	—	129	204	(591)	—	—
Discontinued operations:
(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	(19)	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	(19)	—

Net (loss) income	76	489	—	—	—	129	204	(591)	(19)	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LLC	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	78	—
Participating lease revenue	—	—	—	—	—	126	—	714	1,359	—

Total revenue	—	—	—	—	—	126	—	714	1,437	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	23	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	5	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	35	—	137	568	—
Property taxes, insurance and other	—	—	—	—	—	35	—	74	345	—
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	—	—	—	70	—	211	941	—

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	—	—	—	—	—	56	—	503	496	—

Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	—	56	—	503	496	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	—	—	—	—	56	—	503	496	—
Discontinued operations:
(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—

Net (loss) income	—	—	—	—	—	56	—	503	496	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	636	—	—	—	—	—	—	—	—	4
Participating lease revenue	1,447	—	309	—	596	—	—	—	—	492

Total revenue	2,083	—	309	—	596	—	—	—	—	496

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	251	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	352	—	111	—	351	—	—	—	—	276
Property taxes, insurance and other	(354)	—	56	—	49	—	—	—	—	93
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	249	—	167	—	400	—	—	—	—	369

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	1,834	—	142	—	196	—	—	—	—	127

Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	(356)	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	1,834	—	142	—	(160)	—	—	—	—	127
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	1,834	—	142	—	(160)	—	—	—	—	127
Discontinued operations:
(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—

Net (loss) income	1,834	—	142	—	(160)	—	—	—	—	127

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5P, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	7	—
Participating lease revenue	435	158	—	71	—	—	—	—	2,379	99

Total revenue	435	158	—	71	—	—	—	—	2,386	99

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	324	118	—	58	—	—	—	—	1,594	1
Property taxes, insurance and other	89	66	—	25	—	—	—	—	391	2
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	413	184	—	83	—	—	—	—	1,985	3

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	22	(26)	—	(12)	—	—	—	—	401	96

Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	22	(26)	—	(12)	—	—	—	—	401	96
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	22	(26)	—	(12)	—	—	—	—	401	96
Discontinued operations:
(Loss) income from discontinued operations	—	—	—	—	—	(1,597)	(509)	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	(1,597)	(509)	—	—	—

Net (loss) income	22	(26)	—	(12)	—	(1,597)	(509)	—	401	96

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Pentagon City, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	128,309	128,309	—	128,309
Food and beverage	—	—	—	—	—	—	47,043	47,043	—	47,043
Other hotel operations	—	—	—	—	—	—	13,981	13,981	—	13,981
Office rental, parking and other revenue	—	—	18	—	53	—	(1)	845	—	1,443
Participating lease revenue	1,094	227	1,430	—	791	2,315	—	23,418	(58,206)	—

Total revenue	1,094	227	1,448	—	844	2,315	189,332	213,596	(58,206)	190,776

Hotel operating expenses:
Rooms	—	—	—	—	—	—	35,295	35,295	—	35,295
Food and beverage	—	—	—	—	—	—	37,966	37,966	—	37,966
Other hotel operating expenses	—	—	—	—	—	—	9,676	9,676	—	9,676
Office rental, parking and other expenses	—	—	—	—	121	—	—	395	—	682
Other operating expenses:
General and administrative, hotel	28	—	2	—	—	8	34,760	32,206	—	32,202
General and administrative, corporate	—	—	—	—	—	—	58	58	—	2,520
Property operating costs	—	—	—	—	—	—	31,299	31,299	—	31,299
Depreciation and amortization	1,422	147	266	—	316	1,819	14	11,047	—	25,756
Property taxes, insurance and other	335	50	194	—	81	494	63,336	66,881	(58,206)	13,605
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	(5,345)	(5,345)	—	(5,345)
Loss on asset impairments	—	—	—	—	—	—	—	937	—	1,845

Operating expenses	1,785	197	462	—	518	2,321	207,059	220,415	(58,206)	185,501

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—	1,600

Operating (loss) income	(691)	30	986	—	326	(6)	(17,727)	(6,819)	—	6,875

Minority interest	—	—	—	—	—	—	—	—	—	40
Interest expense, net	—	—	(708)	—	—	(807)	(2,252)	(4,123)	—	(30,994)
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	7,403	—

(Loss) income before income taxes and discontinued operations	(691)	30	278	—	326	(813)	(19,979)	(10,942)	7,403	(24,079)
Income tax benefit	—	—	—	—	—	—	—	—	—	212

(Loss) income from continuing operations	(691)	30	278	—	326	(813)	(19,979)	(10,942)	7,403	(23,867)
Discontinued operations:
(Loss) income from discontinued operations	—	—	—	1,000	—	—	(3,281)	(4,406)	—	(3,703)
Income tax benefit	—	—	—	—	—	—	—	—	—	32

(Loss) income from discontinued operations	—	—	—	1,000	—	—	(3,281)	(4,406)	—	(3,671)

Net (loss) income	(691)	30	278	1,000	326	(813)	(23,260)	(15,348)	7,403	(27,538)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2003

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Sub 7C, LLC	AGH Upreit, LLC	MeriStar Sub 5N, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 8F, L.P.	MeriStar Sub 8G, LLC	MeriStar Sub 6H, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	21	(240)	—	—	—	—	—	—	—
Participating lease revenue	—	29,884	—	—	165	—	587	—	317

Total revenue	21	29,644	—	—	165	—	587	—	317

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	78	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	(503)	—	—	—	—	—	—	—	—
General and administrative, corporate	2,279	258	—	—	—	—	—	—	—
Property operating costs	(359)	—	—	—	—	—	—	—	—
Depreciation and amortization	2,162	11,914	—	—	34	—	162	—	160
Property taxes, insurance and other	(397)	3,463	—	—	27	—	156	—	24
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	1,100	—	—	—	—	—	—	500

Operating expenses	3,182	16,813	—	—	61	—	318	—	684

Preferred return on investment in MIP	1,600	—	—	—	—	—	—	—	—

Operating (loss) income	(1,561)	12,831	—	—	104	—	269	—	(367)

Minority interest expense	—	—	—	—	—	—	—	—	—
Interest expense, net	(26,896)	(6,503)	—	—	—	—	—	—	—
Gain on early extinguishment of debt	4,574	—	—	—	—	—	—	—	—
Equity in loss from consolidated entities	(27,554)	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(51,437)	6,328	—	—	104	—	269	—	(367)
Income tax benefit	120	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(51,317)	6,328	—	—	104	—	269	—	(367)
Discontinued operations:
(Loss) income from discontinued operations	90	4,042	—	—	—	—	—	—	—
Income tax benefit	184	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	274	4,042	—	—	—	—	—	—	—

Net (loss) income	(51,043)	10,370	—	—	104	—	269	—	(367)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2003

(Dollars in thousands)

	MeriStar Sub 8B, LLC	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	6	—	—	—	—	15	—
Participating lease revenue	1,818	178	362	269	254	347	—	497	1,193

Total revenue	1,818	178	368	269	254	347	—	512	1,193

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	601	254	143	99	34	176	—	137	397
Property taxes, insurance and other	346	180	55	41	38	99	—	92	194
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	400	—	—	—	—	—

Operating expenses	947	434	198	540	72	275	—	229	591

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—

Operating (loss) income	871	(256)	170	(271)	182	72	—	283	602

Minority interest expense	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—
Equity in loss from consolidated entities	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	871	(256)	170	(271)	182	72	—	283	602
Income tax benefit	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	871	(256)	170	(271)	182	72	—	283	602
Discontinued operations:
(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—

Net (loss) income	871	(256)	170	(271)	182	72	—	283	602

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2003

(Dollars in thousands)

	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	1	340	—	—	—	—	—	—	—
Participating lease revenue	351	695	669	615	—	—	—	336	407

Total revenue	352	1,035	669	615	—	—	—	336	407

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	81	122	209	204	—	—	—	153	191
Property taxes, insurance and other	113	17	107	95	—	—	—	49	60
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—
Loss on asset impairments	736	—	2,000	—	—	—	—	—	—

Operating expenses	930	139	2,316	299	—	—	—	202	251

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—

Operating (loss) income	(578)	896	(1,647)	316	—	—	—	134	156

Minority interest expense	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—
Equity in loss from consolidated entities	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(578)	896	(1,647)	316	—	—	—	134	156
Income tax benefit	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(578)	896	(1,647)	316	—	—	—	134	156
Discontinued operations:
(Loss) income from discontinued operations	—	—	—	—	176	—	(15)	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	176	—	(15)	—	—

Net (loss) income	(578)	896	(1,647)	316	176	—	(15)	134	156

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2003

(Dollars in thousands)

	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, L.P.	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	—
Participating lease revenue	526	—	—	—	—	—	—	—	126

Total revenue	526	—	—	—	—	—	—	—	126

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	113	—	—	—	—	—	—	—	35
Property taxes, insurance and other	111	—	—	—	—	—	—	—	35
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—

Operating expenses	224	—	—	—	—	—	—	—	70

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—

Operating (loss) income	302	—	—	—	—	—	—	—	56

Minority interest expense	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—
Equity in loss from consolidated entities	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	302	—	—	—	—	—	—	—	56
Income tax benefit	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	302	—	—	—	—	—	—	—	56
Discontinued operations:
(Loss) income from discontinued operations	—	189	(70)	(595)	159	—	(140)	361	—
Income tax benefit	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	189	(70)	(595)	159	—	(140)	361	—

Net (loss) income	302	189	(70)	(595)	159	—	(140)	361	56

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2003

(Dollars in thousands)

	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	191	—	1,403	—	—	—	—
Participating lease revenue	—	569	973	—	610	—	275	—	510

Total revenue	—	569	1,164	—	2,013	—	275	—	510

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	31	—	586	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	(25)	—	(177)	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	138	559	—	430	—	105	—	365
Property taxes, insurance and other	—	68	412	—	538	—	50	—	57
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—

Operating expenses	—	206	977	—	1,377	—	155	—	422

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—

Operating (loss) income	—	363	187	—	636	—	120	—	88

Minority interest expense	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	(267)
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—
Equity in loss from consolidated entities	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	363	187	—	636	—	120	—	(179)
Income tax benefit	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	363	187	—	636	—	120	—	(179)
Discontinued operations:
(Loss) income from discontinued operations	151	—	—	158	—	(8)	—	(116)	—
Income tax benefit	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	151	—	—	158	—	(8)	—	(116)	—

Net (loss) income	151	363	187	158	636	(8)	120	(116)	(179)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2003

(Dollars in thousands)

	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	4	—	—	—	—
Participating lease revenue	—	—	—	—	459	471	304	—	136

Total revenue	—	—	—	—	463	471	304	—	136

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	272	322	118	—	57
Property taxes, insurance and other	—	—	—	—	88	98	70	—	26
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	—	—	360	420	188	—	83

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—

Operating (loss) income	—	—	—	—	103	51	116	—	53

Minority interest expense	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—
Equity in loss from consolidated entities	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	103	51	116	—	53
Income tax benefit	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	—	—	—	103	51	116	—	53
Discontinued operations:
(Loss) income from discontinued operations	(1,599)	153	(32)	106	—	—	—	388	—
Income tax benefit	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	(1,599)	153	(32)	106	—	—	—	388	—

Net (loss) income	(1,599)	153	(32)	106	103	51	116	388	53

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2003

(Dollars in thousands)

	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	11	—	—	—	32
Participating lease revenue	—	—	—	—	2,313	267	1,822	363	1,351

Total revenue	—	—	—	—	2,324	267	1,822	363	1,383

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	1,571	1	871	140	257
Property taxes, insurance and other	—	—	—	—	486	2	391	57	179
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	—	—	2,057	3	1,262	197	436

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—

Operating (loss) income	—	—	—	—	267	264	560	166	947

Minority interest expense	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	(708)
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—
Equity in loss from consolidated entities	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	267	264	560	166	239
Income tax benefit	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	—	—	—	267	264	560	166	239
Discontinued operations:
(Loss) income from discontinued operations	(542)	(286)	(312)	(1,150)	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	(542)	(286)	(312)	(1,150)	—	—	—	—	—

Net (loss) income	(542)	(286)	(312)	(1,150)	267	264	560	166	239

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2003

(Dollars in thousands)

	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Revenue:
Hotel operations:
Rooms	—	—	121,037	121,037	—	121,037
Food and beverage	—	—	44,250	44,250	—	44,250
Other hotel operations	—	—	15,696	15,696	—	15,696
Office rental, parking and other revenue	—	174	—	2,177	—	1,958
Participating lease revenue	—	683	—	20,818	(50,702)	—

Total revenue	—	857	180,983	203,978	(50,702)	182,941

Hotel operating expenses:
Rooms	—	—	32,856	32,856	—	32,856
Food and beverage	—	—	35,171	35,171	—	35,171
Other hotel operating expenses	—	—	9,584	9,584	—	9,584
Office rental, parking and other expenses	—	238	—	855	—	933
Other operating expenses:
General and administrative, hotel	—	(48)	30,766	30,516	—	30,013
General and administrative, corporate	—	—	84	84		2,621
Property operating costs	—	—	30,664	30,664	—	30,305
Depreciation and amortization	—	312	267	9,090	—	23,166
Property taxes, insurance and other	—	74	58,161	62,596	(50,702)	14,960
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—
Loss on asset impairments	—	—	—	3,636	—	4,736

Operating expenses	—	576	197,553	215,052	(50,702)	184,345

Preferred return on investment in MIP	—	—	—	—	—	1,600

Operating (loss) income	—	281	(16,570)	(11,074)	—	196

Minority interest expense	—	—	—	—	—	—
Interest expense, net	—	—	(825)	(1,800)	—	(35,199)
Gain on early extinguishment of debt	—	—	—	—	—	4,574
Equity in loss from consolidated entities	—	—	—	—	27,554	—

(Loss) income before income taxes and discontinued operations	—	281	(17,395)	(12,874)	27,554	(30,429)
Income tax benefit	—	—	—	—	—	120

(Loss) income from continuing operations	—	281	(17,395)	(12,874)	27,554	(30,309)
Discontinued operations:
(Loss) income from discontinued operations	(15,767)	—	(6,261)	(25,052)	—	(20,920)
Income tax benefit	—	—	—	—	—	184

(Loss) income from discontinued operations	(15,767)	—	(6,261)	(25,052)	—	(20,736)

Net (loss) income	(15,767)	281	(23,656)	(37,926)	27,554	(51,045)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine months ended September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Sub 7C, LLC	AGH Upreit, LLC	MeriStar Sub 5N, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 8F, L.P.	MeriStar Sub 8G, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8B, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	14	1,906	—	—	—	—	—	—	—	—
Participating lease revenue	—	102,640	—	—	591	—	1,803	—	996	5,591

Total revenue	14	104,546	—	—	591	—	1,803	—	996	5,591

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	849	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	19	—	—	—	—	—	—	—	(2,612)
General and administrative, corporate	9,477	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	7,944	37,839	—	—	104	—	493	—	470	1,815
Property taxes, insurance and other	(355)	14,757	—	—	78	—	472	—	75	836
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	1,218	—	—	—	—	—	—	—	—

Operating expenses	17,066	54,682	—	—	182	—	965	—	545	39

Preferred return on investment in MIP	4,800	—	—	—	—	—	—	—	—	—

Operating (loss) income	(12,252)	49,864	—	—	409	—	838	—	451	5,552

Minority interest	65	—	—	—	—	—	—	—	—	—
Interest expense, net	(60,242)	(25,623)	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	(7,903)	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	(1,389)	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(81,721)	24,241	—	—	409	—	838	—	451	5,552
Income tax benefit	537	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(81,184)	24,241	—	—	409	—	838	—	451	5,552
Discontinued operations:
(Loss) income from discontinued operations	524	2,776	—	—	—	—	—	—	—	—
Income tax benefit	183	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	707	2,776	—	—	—	—	—	—	—	—

Net (loss) income	(80,477)	27,017	—	—	409	—	838	—	451	5,552

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine months ended September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	23	—	—	2	—	131	—	4	(4)
Participating lease revenue	888	1,114	758	734	1,429	—	1,461	4,570	1,080	1,689

Total revenue	888	1,137	758	734	1,431	—	1,592	4,570	1,084	1,685

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,042	447	243	115	533	—	379	1,207	220	368
Property taxes, insurance and other	528	137	93	114	304	—	228	429	304	97
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	1,021	—

Operating expenses	1,570	584	336	229	837	—	607	1,636	1,545	465

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	(682)	553	422	505	594	—	985	2,934	(461)	1,220

Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(682)	553	422	505	594	—	985	2,934	(461)	1,220
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(682)	553	422	505	594	—	985	2,934	(461)	1,220
Discontinued operations:
(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—

Net (loss) income	(682)	553	422	505	594	—	985	2,934	(461)	1,220

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine months ended September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	1	—	—	—
Participating lease revenue	1,790	2,682	—	—	—	1,034	1,179	1,267	—

Total revenue	1,790	2,682	—	—	—	1,035	1,179	1,267	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	79	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	587	545	—	—	—	478	542	197	—
Property taxes, insurance and other	276	294	—	—	—	151	187	308	—
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	1,441	—

Operating expenses	863	839	—	—	—	629	729	2,025	—

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—

Operating (loss) income	927	1,843	—	—	—	406	450	(758)	—

Minority interest	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	927	1,843	—	—	—	406	450	(758)	—
Income tax benefit	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	927	1,843	—	—	—	406	450	(758)	—
Discontinued operations:
(Loss) income from discontinued operations	—	—	(61)	—	(403)	—	—	—	(732)
Income tax benefit	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	(61)	—	(403)	—	—	—	(732)

Net (loss) income	927	1,843	(61)	—	(403)	406	450	(758)	(732)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine months ended September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LLC	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	—
Participating lease revenue	—	—	—	—	—	—	389	—	1,964

Total revenue	—	—	—	—	—	—	389	—	1,964

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	105	—	418
Property taxes, insurance and other	—	—	—	—	—	—	98	—	220
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	—	—	—	—	203	—	638

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—

Operating (loss) income	—	—	—	—	—	—	186	—	1,326

Minority interest	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	—	—	186	—	1,326
Income tax benefit	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	—	—	—	—	—	186	—	1,326
Discontinued operations:
(Loss) income from discontinued operations	—	89	97	—	—	1,852	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	89	97	—	—	1,852	—	—	—

Net (loss) income	—	89	97	—	—	1,852	186	—	1,326

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine months ended September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	218	—	1,346	—	—	—	—	—	—	—
Participating lease revenue	3,872	—	4,382	—	902	—	1,697	—	—	—

Total revenue	4,090	—	5,728	—	902	—	1,697	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	86	—	666	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	5	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,704	—	1,214	—	335	—	1,089	—	—	—
Property taxes, insurance and other	1,152	—	951	—	168	—	151	—	—	—
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	2,947	—	2,831	—	503	—	1,240	—	—	—

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	1,143	—	2,897	—	399	—	457	—	—	—

Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	(1,003)	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	1,143	—	2,897	—	399	—	(546)	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	1,143	—	2,897	—	399	—	(546)	—	—	—
Discontinued operations:
(Loss) income from discontinued operations	—	(787)	—	103	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	(787)	—	103	—	—	—	—	—	—

Net (loss) income	1,143	(787)	2,897	103	399	—	(546)	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine months ended September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	14	—	—	—	—	—	—
Participating lease revenue	—	1,476	1,698	1,149	—	542	—	—

Total revenue	—	1,490	1,698	1,149	—	542	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—
Depreciation and amortization	—	828	972	356	—	172	—	—
Property taxes, insurance and other	—	280	275	201	—	77	—	—
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—

Operating expenses	—	1,108	1,247	557	—	249	—	—

Preferred return on investment in MIP	—	—	—	—	—	—	—	—

Operating (loss) income	—	382	451	592	—	293	—	—

Minority interest	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	382	451	592	—	293	—	—
Income tax benefit	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	382	451	592	—	293	—	—
Discontinued operations:
(Loss) income from discontinued operations	—	—	—	—	—	—	(217)	(3,242)
Income tax benefit	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	(217)	(3,242)

Net (loss) income	—	382	451	592	—	293	(217)	(3,242)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine months ended September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Pentagon City, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	21	—	—	—	78	—	157	—
Participating lease revenue	—	—	7,885	587	6,380	1,314	4,545	—	2,144	3,721

Total revenue	—	—	7,906	587	6,380	1,314	4,623	—	2,301	3,721

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	337	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	28	—	2	—	—	12
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	4,744	3	4,232	441	798	—	948	2,173
Property taxes, insurance and other	—	—	1,210	5	1,208	204	584	—	253	671
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	5,954	8	5,468	645	1,384	—	1,538	2,856

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	—	—	1,952	579	912	669	3,239	—	763	865

Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	(2,125)	—	—	(816)
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	—	1,952	579	912	669	1,114	—	763	49
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	—	1,952	579	912	669	1,114	—	763	49
Discontinued operations:
(Loss) income from discontinued operations	(168)	—	—	—	—	—	—	143	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	(168)	—	—	—	—	—	—	143	—	—

Net (loss) income	(168)	—	1,952	579	912	669	1,114	143	763	49

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine months ended September 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Revenue:
Hotel operations:
Rooms	401,815	401,815	—	401,815
Food and beverage	156,261	156,261	—	156,261
Other hotel operations	48,194	48,194	—	48,194
Office rental, parking and other revenue	160	2,151	—	4,071
Participating lease revenue	—	75,303	(177,943)	—

Total revenue	606,430	683,724	(177,943)	610,341

Hotel operating expenses:
Rooms	102,072	102,072	—	102,072
Food and beverage	117,109	117,109	—	117,109
Other hotel operating expenses	30,645	30,645	—	30,645
Office rental, parking and other expenses	—	1,089	—	1,938
Other operating expenses:
General and administrative, hotel	99,639	97,153	—	97,172
General and administrative, corporate	148	148	—	9,625
Property operating costs	93,056	93,056	—	93,056
Depreciation and amortization	98	30,415	—	76,198
Property taxes, insurance and other	196,880	209,499	(177,943)	45,958
Hurricane cost recoveries, net of expenses	(5,345)	(5,345)	—	(5,345)
Loss on asset impairments	—	2,462	—	3,680

Operating expenses	634,302	678,303	(177,943)	572,108

Preferred return on investment in MIP	—	—		4,800

Operating (loss) income	(27,872)	5,421	—	43,033

Minority interest	—	—	—	65
Interest expense, net	(5,777)	(9,721)	—	(95,586)
Loss on early extinguishments of debt	—	—	—	(7,903)
Equity in income from consolidated entities	—	—	1,389	—

(Loss) income before income taxes and discontinued operations	(33,649)	(4,300)	1,389	(60,391)
Income tax benefit	—	—	—	537

(Loss) income from continuing operations	(33,649)	(4,300)	1,389	(59,854)
Discontinued operations:
(Loss) income from discontinued operations	(20,778)	(24,104)	—	(20,804)
Income tax benefit	—	—	—	183

(Loss) income from discontinued operations	(20,778)	(24,104)	—	(20,621)

Net (loss) income	(54,427)	(28,404)	1,389	(80,475)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine Months Ended September 30, 2003

(Dollars in Thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Sub 7C, LLC	AGH Upreit, LLC	MeriStar Sub 5N, LLC	MeriStar SUB 8A, LLC	MeriStar Sub 8F, L.P.	MeriStar Sub 8G, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	52	2,153	—	—	—	—	—	—	—	—	—
Participating lease revenue	—	92,787	—	—	680	—	1,759	—	886	5,454	1,012

Total revenue	52	94,940	—	—	680	—	1,759	—	886	5,454	1,012

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	20	887	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	(648)	(8)	—	—	—	—	—	—	—	—	—
General and administrative, corporate	8,526	—	—	—	—	—	—	—	—	—	—
Property operating costs	(363)	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	7,412	35,507	—	—	103	—	423	—	412	1,821	762
Property taxes, insurance and other	866	14,715	—	—	79	—	401	—	71	1,038	554
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	14,935	—	—	—	—	—	—	500	—	—

Operating expenses	15,813	66,036	—	—	182	—	824	—	983	2,859	1,316

Preferred return on investment in MIP	5,769	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	(9,992)	28,904	—	—	498	—	935	—	(97)	2,595	(304)

Minority interest expense	(6)	—	—	—	—	—	—	—	—	—	—
Interest expense, net	(77,777)	(19,753)	—	—	—	—	—	—	—	—	—
Gain on early extinguishment of debt	4,574	—	—	—	—	—	—	—	—	—	—
Equity in loss from consolidated entities	(257,756)	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(340,957)	9,151	—	—	498	—	935	—	(97)	2,595	(304)
Income tax (expense) benefit	(1,783)	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(342,740)	9,151	—	—	498	—	935	—	(97)	2,595	(304)
Discontinued operations:
(Loss) income from discontinued operations	(370)	(99,132)	—	—	—	—	—	—	—	—	—
Income tax benefit	2,212	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	1,842	(99,132)	—	—	—	—	—	—	—	—	—

Net (loss) income	(340,898)	(89,981)	—	—	498	—	935	—	(97)	2,595	(304)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine Months Ended September 30, 2003

(Dollars in Thousands)

	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	16	—	—	—	—	23	—	4	341	—	—
Participating lease revenue	1,086	721	801	1,316	—	1,460	3,984	1,054	1,969	2,156	1,863

Total revenue	1,102	721	801	1,316	—	1,483	3,984	1,058	2,310	2,156	1,863

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	434	328	103	532	—	410	1,219	502	406	743	634
Property taxes, insurance and other	163	122	99	296	—	251	516	336	111	305	284
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	2,037	—	—	—	—	—	15,347	—	9,231	—

Operating expenses	597	2,487	202	828	—	661	1,735	16,185	517	10,279	918

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	505	(1,766)	599	488	—	822	2,249	(15,127)	1,793	(8,123)	945

Minority interest expense	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	(2)	—	—	—	—	—	(10)	—	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—
Equity in loss from consolidated entities	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	505	(1,766)	597	488	—	822	2,249	(15,127)	1,783	(8,123)	945
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	505	(1,766)	597	488	—	822	2,249	(15,127)	1,783	(8,123)	945
Discontinued operations:
(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—	—

Net (loss) income	505	(1,766)	597	488	—	822	2,249	(15,127)	1,783	(8,123)	945

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine Months Ended September 30, 2003

(Dollars in Thousands)

	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, L.P.	MeriStar Sub 4D, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	1	—	—	—	—	—	—
Participating lease revenue	—	—	—	1,009	1,133	1,421	—	—	—	—	—

Total revenue	—	—	—	1,009	1,134	1,421	—	—	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	462	583	338	—	—	—	—	—
Property taxes, insurance and other	—	—	—	148	177	321	—	—	—	—	—
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	—	610	760	659	—	—	—	—	—

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	—	—	—	399	374	762	—	—	—	—	—

Minority interest expense	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—
Equity in loss from consolidated entities	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	—	—	399	374	762	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	—	—	399	374	762	—	—	—	—	—
Discontinued operations:
(Loss) income from discontinued operations	(4,758)	—	(5,414)	—	—	—	(5,026)	(5,041)	(1,994)	(942)	(939)
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	(4,758)	—	(5,414)	—	—	—	(5,026)	(5,041)	(1,994)	(942)	(939)

Net (loss) income	(4,758)	—	(5,414)	399	374	762	(5,026)	(5,041)	(1,994)	(942)	(939)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine Months Ended September 30, 2003

(Dollars in Thousands)

	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	197	—	1,403	—	—	—
Participating lease revenue	—	—	379	—	1,620	3,402	—	4,275	—	825	—

Total revenue	—	—	379	—	1,620	3,599	—	5,678	—	825	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	78	—	776	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	104	—	440	1,707	—	1,292	—	337	—
Property taxes, insurance and other	—	—	105	—	198	1,247	—	1,663	—	150	—
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	209	—	638	3,032	—	3,731	—	487	—

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	—	—	170	—	982	567	—	1,947	—	338	—

Minority interest expense	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	2	—	—	—	—	—	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—
Equity in loss from consolidated entities	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	—	170	—	984	567	—	1,947	—	338	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	—	170	—	984	567	—	1,947	—	338	—
Discontinued operations:
(Loss) income from discontinued operations	(3,361)	(12,720)	—	(6,918)	—	—	(10,033)	—	(7,539)	—	(1,600)
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	(3,361)	(12,720)	—	(6,918)	—	—	(10,033)	—	(7,539)	—	(1,600)

Net (loss) income	(3,361)	(12,720)	170	(6,918)	984	567	(10,033)	1,947	(7,539)	338	(1,600)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine Months Ended September 30, 2003

(Dollars in Thousands)

	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	11	—	—	—	—	—
Participating lease revenue	1,534	—	—	—	—	1,440	1,730	1,280	—	576	—

Total revenue	1,534	—	—	—	—	1,451	1,730	1,280	—	576	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,095	—	—	—	—	828	966	354	—	171	—
Property taxes, insurance and other	169	—	—	—	—	261	285	201	—	78	—
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	1,264	—	—	—	—	1,089	1,251	555	—	249	—

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	270	—	—	—	—	362	479	725	—	327	—

Minority interest expense	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	(911)	—	—	—	—	—	—	—	—	—	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—
Equity in loss from consolidated entities	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(641)	—	—	—	—	362	479	725	—	327	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(641)	—	—	—	—	362	479	725	—	327	—
Discontinued operations:
(Loss) income from discontinued operations	—	(18,966)	(933)	(929)	(8,807)	—	—	—	927	—	(1,114)
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	(18,966)	(933)	(929)	(8,807)	—	—	—	927	—	(1,114)

Net (loss) income	(641)	(18,966)	(933)	(929)	(8,807)	362	479	725	927	327	(1,114)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine Months Ended September 30, 2003

(Dollars in Thousands)

	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	36	—	—	—	88	—
Participating lease revenue	—	—	—	7,636	953	7,191	1,561	4,232	—

Total revenue	—	—	—	7,672	953	7,191	1,561	4,320	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	4,716	3	2,612	420	1,028	—
Property taxes, insurance and other	—	—	—	1,441	6	1,130	166	534	—
Hurricane cost recoveries, net of expenses	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	—	6,157	9	3,742	586	1,562	—

Preferred return on investment in MIP	—	—	—	—	—	—	—	—	—

Operating (loss) income	—	—	—	1,515	944	3,449	975	2,758	—

Minority interest expense	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	(3)	—	(2,125)	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—
Equity in loss from consolidated entities	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	—	—	1,515	944	3,446	975	633	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	—	—	1,515	944	3,446	975	633	—
Discontinued operations:
(Loss) income from discontinued operations	(16,292)	(8,053)	(2,034)	—	—	—	—	—	(15,429)
Income tax benefit	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	(16,292)	(8,053)	(2,034)	—	—	—	—	—	(15,429)

Net (loss) income	(16,292)	(8,053)	(2,034)	1,515	944	3,446	975	633	(15,429)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine Months Ended September 30, 2003

(Dollars in Thousands)

	MeriStar Sub 4J, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Revenue:
Hotel operations:
Rooms	—	384,329	384,329	—	384,329
Food and beverage	—	150,842	150,842	—	150,842
Other hotel operations	—	51,314	51,314	—	51,314
Office rental, parking and other revenue	177	—	2,297	—	4,502
Participating lease revenue	2,313	—	70,711	(163,498)	—

Total revenue	2,490	586,485	659,493	(163,498)	590,987

Hotel operating expenses:
Rooms	—	95,097	95,097	—	95,097
Food and beverage	—	110,131	110,131	—	110,131
Other hotel operating expenses	—	29,798	29,798	—	29,798
Office rental, parking and other expenses	400	—	1,254	—	2,161
Other operating expenses:
General and administrative, hotel	—	92,794	92,794	—	92,138
General and administrative, corporate	—	195	195	—	8,721
Property operating costs	—	89,256	87,256	—	88,893
Depreciation and amortization	955	800	28,043	—	70,962
Property taxes, insurance and other	234	183,678	196,818	(163,498)	48,901
Hurricane cost recoveries, net of expenses	—	—	—	—	—
Loss on asset impairments	—	—	27,115	—	42,050

Operating expenses	1,589	601,749	670,501	(163,498)	588,852

Preferred return on investment in MIP	—	—	—	—	5,769

Operating (loss) income	901	(15,264)	(11,008)	—	7,904

Minority interest expense	—	—	—	—	(6)
Interest expense, net	—	(1,807)	(4,856)	—	(102,386)
Gain on early extinguishment of debt	—	—	—	—	4,574
Equity in loss from consolidated entities	—	—	—	257,756	—

(Loss) income before income taxes and discontinued operations	901	(17,071)	(15,864)	257,756	(89,914)
Income tax (expense) benefit	—	—	—	—	(1,783)

(Loss) income from continuing operations	901	(17,071)	(15,864)	257,756	(91,697)
Discontinued operations:
(Loss) income from discontinued operations	—	(13,996)	(151,911)	—	(251,413)
Income tax benefit	—	—	—	—	2,212

(Loss) income from discontinued operations	—	(13,996)	(151,911)	—	(249,201)

Net (loss) income	901	(31,067)	(167,775)	257,756	(340,898)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine Months Ended September 30, 2004 Unaudited (Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Sub 7C, LLC	AGH Upreit, LLC	MeriStar Sub 5N, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 8F, L.P.	MeriStar Sub 8G, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, L.P.	MeriStar Sub 8E, LLC
Operating activities:
Net (loss) income	(80,477)	27,017	—	—	409	—	838	—	451	5,552	(682)	553
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	7,944	38,929	—	—	104	—	493	—	470	1,815	1,042	447
Equity in earnings from consolidated entities	1,389	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	4,671	—	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	149	(968)	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	7,903	—	—	—	—	—	—	—	—	—	—	—
Minority interests	(65)	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned and adjustment to stock-based compensation	(3,845)	—	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	(357)	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable	(14,922)	1,133	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(2,113)	2,294	—	—	21	—	41	—	9	48	95	12
Due from/to Interstate Hotels & Resorts	(3,205)	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(16,458)	804	—	—	67	—	(76)	—	(96)	(2,700)	(20)	(27)
Due from/to subsidiaries	100,461	(45,945)	—	—	(509)	—	(429)	—	(829)	726	128	(664)

Net cash (used in) provided by operating activities	(3,596)	27,935	—	—	92	—	867	—	5	5,441	563	321

Investing activities:
Acquisition of hotels, net of cash acquired	—	(91,251)	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(2,622)	(40,437)	—	—	(92)	—	(867)	—	(5)	(5,441)	(563)	(321)
Deposit on investment in hotel	(7,500)	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	51,675	—	—	—	—	—	—	—	—	—	—
Purchases of marketable securities	—	—	—	—	—	—	—	—	—	—	—	—
Sales of marketable securities	—	—	—	—	—	—	—	—	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	(16,972)	616	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	84	(2,021)	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(27,010)	(81,418)	—	—	(92)	—	(867)	—	(5)	(5,441)	(563)	(321)

Financing activities:
Prepayments on long-term debt	(85,318)	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	(5,600)	(1,275)	—	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	(334)	54,758	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	(61,901)	—	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	(141)	—	—	—	—	—	—	—	—	—	—	—
Contributions from partners	72,261	—	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership units	(8,690)	—	—	—	—	—	—	—	—	—	—	—
Other	(367)	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	(90,090)	53,483	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	(632)	—	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	(121,328)	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	218,645	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	97,317	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine Months Ended September 30, 2004 Unaudited (Dollars in thousands)

	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.
Operating activities:
Net (loss) income	422	505	594	—	985	2,934	(461)	1,220	927	1,843	(61)	—
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	242	115	533	—	379	1,207	220	368	587	544	—	—
Equity in earnings from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	1,021	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	—	110	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned and adjustment to stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable	—	—	—	—	7	—	—	—	—	—	—	—
Prepaid expenses and other assets	8	41	11	—	10	45	29	39	89	17	117	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(30)	87	169	—	(52)	102	(167)	(16)	86	57	306	—
Due from/to subsidiaries	1,246	(367)	(1,268)	—	(601)	(830)	(590)	(377)	2,698	(1,518)	(6,002)	—

Net cash (used in) provided by operating activities	1,888	381	39	—	728	3,458	52	1,234	4,387	943	(5,530)	—

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(1,888)	(381)	(39)	—	(728)	(3,458)	(52)	(1,234)	(4,387)	(943)	643	—
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—	5,000	—
Purchases of marketable securities	—	—	—	—	—	—	—	—	—	—	—	—
Sales of marketable securities	—	—	—	—	—	—	—	—	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—	(113)	—

Net cash (used in) provided by investing activities	(1,888)	(381)	(39)	—	(728)	(3,458)	(52)	(1,234)	(4,387)	(943)	5,530	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership units	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine Months Ended September 30, 2004 Unaudited (Dollars in thousands)

	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LLC	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership
Operating activities:
Net (loss) income	(403)	406	450	(758)	(732)	—	89	97	—	—	1,852	186
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	43	478	542	197	121	—	51	—	—	—	—	105
Equity in earnings from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	1,441	1,005	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	365	—	—	—	55	—	(20)	45	—	—	(1,827)	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned and adjustment to stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable	—	—	—	—	44	2,345	—	—	—	2,002	(178)	—
Prepaid expenses and other assets	(8)	11	21	43	1	—	1	(9)	3	—	15	15
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(178)	(32)	106	52	(150)	8	(161)	(342)	—	8	(25)	24
Due from/to subsidiaries	(4,747)	918	(868)	(719)	(4,977)	(2,353)	(3,157)	(3,092)	(3)	(2,010)	(12,232)	(264)

Net cash (used in) provided by operating activities	(4,928)	1,781	251	256	(4,633)	—	(3,197)	(3,301)	—	—	(12,395)	66

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	469	(1,781)	(251)	(256)	(12)	—	138	(20)	—	—	(1,911)	(66)
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	4,650	—	—	—	4,850	—	3,300	3,575	—	—	14,775	—
Purchases of marketable securities	—	—	—	—	—	—	—	—	—	—	—	—
Sales of marketable securities	—	—	—	—	—	—	—	—	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	(191)	—	—	—	(205)	—	(241)	(254)	—	—	(469)	—

Net cash (used in) provided by investing activities	4,928	(1,781)	(251)	(256)	4,633	—	3,197	3,301	—	—	12,395	(66)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership units	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine Months Ended September 30, 2004 Unaudited (Dollars in thousands)

	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.
Operating activities:
Net (loss) income	—	1,326	1,143	(787)	2,897	103	399	—	(546)	—	—	—
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	—	418	1,704	99	1,214	49	335	—	1,089	—	—	—
Equity in earnings from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	1,035	—	(39)	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned and adjustment to stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable	—	—	—	—	283	—	—	—	—	46	43	—
Prepaid expenses and other assets	—	11	262	1	47	—	7	—	46	1	—	1
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	—	206	335	(1,080)	84	6	(70)	61	393	2	—	—
Due from/to subsidiaries	—	(1,600)	(2,941)	(4,074)	(2,205)	(2,020)	215	(61)	(780)	(49)	(43)	(1)

Net cash (used in) provided by operating activities	—	361	503	(4,806)	2,320	(1,901)	886	—	202	—	—	—

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	—	(361)	(503)	711	(2,320)	(38)	(886)	—	(202)	—	—	—
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	4,500	—	2,300	—	—	—	—	—	—
Purchases of marketable securities	—	—	—	—	—	—	—	—	—	—	—	—
Sales of marketable securities	—	—	—	—	—	—	—	—	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	(405)	—	(361)	—	—	—	—	—	—

Net cash (used in) provided by investing activities	—	(361)	(503)	4,806	(2,320)	1,901	(886)	—	(202)	—	—	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership units	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine Months Ended September 30, 2004 Unaudited (Dollars in thousands)

	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5P, LLC
Operating activities:
Net (loss) income	—	382	451	592	—	293	(217)	(3,242)	(168)	—	1,952	579
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	—	828	972	356	—	172	—	—	333	—	4,744	3
Equity in earnings from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	903	981	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	215	2,210	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned and adjustment to stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable	1,166	—	—	—	198	—	—	(6)	—	—	—	—
Prepaid expenses and other assets	—	18	92	54	(1)	19	(4)	(232)	115	(3)	47	5
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	1	(116)	(1,419)	147	(14)	65	(410)	(293)	(229)	—	89	—
Due from/to subsidiaries	(1,167)	901	421	(980)	(183)	(383)	(6,742)	12,076	(1,241)	3	(1,150)	(587)

Net cash (used in) provided by operating activities	—	2,013	517	169	—	166	(7,158)	11,416	(209)	—	5,682	—

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	—	(2,013)	(517)	(169)	—	(166)	140	573	209	—	(5,682)	—
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	—	—	—	7,500	8,398	—	—	—	—
Purchases of marketable securities	—	—	—	—	—	—	—	—	—	—	—	—
Sales of marketable securities	—	—	—	—	—	—	—	—	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	(482)	(656)	—	—	—	—

Net cash (used in) provided by investing activities	—	(2,013)	(517)	(169)	—	(166)	7,158	8,315	209	—	(5,682)	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	(19,731)	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership units	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	(19,731)	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine Months Ended September 30, 2004 Unaudited (Dollars in thousands)

	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Pentagon City, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Operating activities:
Net (loss) income	912	669	1,114	143	763	49	(54,427)	(28,404)	1,389	(80,475)
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	4,232	441	798	—	948	2,174	98	31,110	—	77,983
Equity in earnings from consolidated entities	—	—	—	—	—	—	—	—	(1,389)	—
Loss on asset impairments	—	—	—	—	—	—	—	5,351	—	10,022
Loss on sale of assets, before tax effect	—	—	—	899	—	—	11,533	14,581	—	13,762
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	7,903
Minority interests	—	—	—	—	—	—	—	—	—	(65)
Amortization of unearned and adjustment to stock-based compensation	—	—	—	—	—	—	—	—	—	(3,845)
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	(357)
Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—	—	—
Accounts receivable	—	—	—	(359)	(5)	2,671	(609)	7,648	6,612	471
Prepaid expenses and other assets	278	65	38	14	24	(92)	7,266	8,804	—	8,985
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	(5,853)	(5,853)	—	(9,058)
Accounts payable, accrued expenses, accrued interest and other liabilities	761	260	740	183	144	(3,784)	9,722	2,784	(6,612)	(19,482)
Due from/to subsidiaries	(1,439)	(994)	(1,702)	(9,977)	(79)	35,347	(20,391)	(54,516)	—	—

Net cash (used in) provided by operating activities	4,744	441	988	(9,097)	1,795	36,365	(52,661)	(18,495)	—	5,844

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	(91,124)	—	(91,124)	—	(182,375)
Capital expenditures for property and equipment	(4,744)	(441)	(988)	636	(1,795)	(401)	(170)	(42,573)	—	(85,632)
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	(7,500)
Proceeds from sales of assets	—	—	—	8,800	—	—	—	67,648	—	119,323
Purchases of marketable securities	—	—	—	—	—	—	—	—	—	—
Sales of marketable securities	—	—	—	—	—	—	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	(831)	(831)	—	(17,187)
Costs associated with disposition program and other, net	—	—	—	(339)	—	—	—	(3,716)	—	(5,653)

Net cash (used in) provided by investing activities	(4,744)	(441)	(988)	9,097	(1,795)	(91,525)	(1,001)	(70,596)	—	(179,024)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	(19,731)	—	(105,049)
Scheduled payments on long-term debt	—	—	—	—	—	(116)	—	(116)	—	(6,991)
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	55,276	—	55,276	—	109,700
Loans to/from subsidiaries	—	—	—	—	—	—	61,901	61,901	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	(141)
Contributions from partners	—	—	—	—	—	—	—	—	—	72,261
Purchase of limited partnership units	—	—	—	—	—	—	—	—	—	(8,690)
Other	—	—	—	—	—	—	—	—	—	(367)

Net cash (used in) provided by financing activities	—	—	—	—	—	55,160	61,901	97,330	—	60,723

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	(632)

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	8,239	8,239	—	(113,089)
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	12,231	12,231	—	230,876

Cash and cash equivalents, end of period	—	—	—	—	—	—	20,470	20,470	—	117,787

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

For the Nine Months ended September 30, 2003 (Dollars in Thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Sub 7C, LLC	AGH Upreit, LLC	MeriStar Sub 5N, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 8F, L.P.	MeriStar Sub 8G, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, L.P.
Operating activities:
Net (loss) income	(340,898)	(89,981)	—	—	498	—	935	—	(97)	2,595	(304)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	6,573	41,025	—	—	103	—	423	—	412	1,821	762
Equity in earnings from consolidated entities	257,756	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	119,639	—	—	—	—	—	—	500	—	—
Loss on sale of assets, before tax effect	—	(577)	—	—	—	—	—	—	—	—	—
Gain on early extinguishment of debt	(4,574)	—	—	—	—	—	—	—	—	—	—
Minority interests	6	—	—	—	—	—	—	—	—	—	—
Amortization of unearned and adjustment to stock-based compensation	2,380	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	(3,977)	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	(1,848)	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	(4,448)	204	—	—	—	(17)	(28)	—	—	—	—
Prepaid expenses and other assets	(575)	1,302	—	—	10	—	17	—	(1)	4	43
Due from/to Interstate Hotels & Resorts	424	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(2,062)	(7,528)	—	—	31	36	(135)	—	51	(91)	(140)
Due from/to subsidiaries	173,158	(72,381)	—	—	(622)	(19)	(1,182)	—	(849)	(3,508)	(154)

Net cash provided by (used in) operating activities	81,915	(8,297)	—	—	20	—	30	—	16	821	207

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(1,146)	(7,371)	—	—	(20)	—	(30)	—	(16)	(821)	(207)
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	21,900	—	—	—	—	—	—	—	—	—
Purchases of marketable securities	(18,040)	—	—	—	—	—	—	—	—	—	—
Sales of marketable securities	17,040	—	—	—	—	—	—	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	42,052	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	(17,714)	(324)	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	(299)	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	22,192	13,906	—	—	(20)	—	(30)	—	(16)	(821)	(207)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	(219,650)	(5,609)	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	263,491	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	(424)	—	—	—	—	—	—	—	—	—	—
Contributions from partners	82,920	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	(65)	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	126,272	(5,609)	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	(304)	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	230,075	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	21,372	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	251,447	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

For the Nine Months ended September 30, 2003 (Dollars in Thousands)

	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC
Operating activities:
Net (loss) income	505	(1,766)	597	488	—	822	2,249	(15,127)	1,783	(8,123)	945
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	434	328	103	532	—	410	1,219	502	406	743	634
Equity in earnings from consolidated entities	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	2,037	—	—	—	—	—	15,347	—	9,231	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	—	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned and adjustment to stock-based compensation	—	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	28	—	—	(14)	—	—	—	—	—
Prepaid expenses and other assets	6	(1)	14	6	—	5	20	15	20	42	7
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(73)	57	15	31	—	(56)	(235)	(162)	17	108	(246)
Due from/to subsidiaries	(790)	(621)	(652)	(1,001)	—	(1,158)	(2,985)	(441)	(2,074)	(1,853)	(1,194)

Net cash provided by (used in) operating activities	82	34	105	56	—	9	268	134	152	148	146

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(82)	(34)	(105)	(56)	—	(9)	(268)	(134)	(141)	(148)	(146)
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—	—
Purchases of marketable securities	—	—	—	—	—	—	—	—	—	—	—
Sales of marketable securities	—	—	—	—	—	—	—	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(82)	(34)	(105)	(56)	—	(9)	(268)	(134)	(141)	(148)	(146)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	(11)	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	(11)	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

For the Nine Months ended September 30, 2003 (Dollars in Thousands)

	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, L.P.	MeriStar Sub 4D, L.P.
Operating activities:
Net (loss) income	(4,758)	—	(5,414)	399	374	762	(5,026)	(5,041)	(1,994)	(942)	(939)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	535	—	330	462	583	338	275	292	186	31	55
Equity in earnings from consolidated entities	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	5,213	—	5,187	—	—	—	5,478	4,670	2,137	1,455	1,004
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	—	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned and adjustment to stock-based compensation	—	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	1	14	—	—	—	—	2	—	—	—
Prepaid expenses and other assets	(35)	—	4	5	10	31	6	(4)	3	7	(3)
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(332)	(130)	(28)	(56)	103	(91)	(110)	—	(23)	(61)	(112)
Due from/to subsidiaries	(613)	129	19	(571)	(945)	(859)	(485)	85	(279)	(232)	(2,984)

Net cash provided by (used in) operating activities	10	—	112	239	125	181	138	4	30	258	(2,979)

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(10)	—	(112)	(239)	(125)	(181)	(138)	(25)	(30)	(258)	(91)
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—	3,070
Purchases of marketable securities	—	—	—	—	—	—	—	—	—	—	—
Sales of marketable securities	—	—	—	—	—	—	—	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(10)	—	(112)	(239)	(125)	(181)	(138)	(25)	(30)	(258)	2,979

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	21	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	21	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

For the Nine Months ended September 30, 2003 (Dollars in Thousands)

	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.
Operating activities:
Net (loss) income	(3,361)	(12,720)	170	(6,918)	984	567	(10,033)	1,947	(7,539)	338	(1,600)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	233	561	104	349	440	1,707	398	1,292	412	337	223
Equity in earnings from consolidated entities	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	2,828	13,286	—	7,187	—	—	10,288	—	7,416	—	1,259
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	—	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned and adjustment to stock-based compensation	—	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	—	—	—	—	(4)	—	—	—
Prepaid expenses and other assets	(6)	5	8	89	5	122	8	20	6	1	(5)
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(41)	(73)	(15)	(30)	(160)	(53)	(242)	(910)	(91)	(61)	(79)
Due from/to subsidiaries	317	(1,005)	(256)	(574)	(1,227)	(2,178)	(344)	(2,288)	(117)	(479)	247

Net cash provided by (used in) operating activities	(30)	54	11	103	42	165	75	57	87	136	45

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(4)	(54)	(11)	(103)	(42)	(165)	(75)	(57)	(87)	(136)	(45)
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—	—
Purchases of marketable securities	—	—	—	—	—	—	—	—	—	—	—
Sales of marketable securities	—	—	—	—	—	—	—	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(4)	(54)	(11)	(103)	(42)	(165)	(75)	(57)	(87)	(136)	(45)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	34	—	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	34	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

For the Nine Months ended September 30, 2003 (Dollars in Thousands)

	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.
Operating activities:
Net (loss) income	(641)	(18,966)	(933)	(929)	(8,807)	362	479	725	927	327	(1,114)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	1,095	1,178	140	—	319	828	966	354	237	171	413
Equity in earnings from consolidated entities	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	18,075	1,383	1,787	8,685	—	—	—	—	—	638
Loss on sale of assets, before tax effect	—	1,827	—	318	—	—	—	—	—	—	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned and adjustment to stock-based compensation	—	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	19	—	(2)	—	(2)	6	43	29	13	9	5
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	41	(148)	(69)	(107)	(97)	(109)	(1,115)	82	(139)	37	(90)
Due from/to subsidiaries	(480)	(28,315)	(492)	(14,769)	(124)	(612)	(192)	(1,171)	(1,018)	(536)	261

Net cash provided by (used in) operating activities	34	(26,349)	27	(13,700)	(26)	475	181	19	20	8	113

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(34)	(901)	(27)	(800)	(14)	(475)	(181)	(19)	(20)	(8)	(113)
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	27,250	—	14,500	—	—	—	—	—	—	—
Purchases of marketable securities	—	—	—	—	—	—	—	—	—	—	—
Sales of marketable securities	—	—	—	—	—	—	—	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(34)	26,349	(27)	13,700	(14)	(475)	(181)	(19)	(20)	(8)	(113)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	40	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	40	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

For the Nine Months ended September 30, 2003 (Dollars in Thousands)

	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC
Operating activities:
Net (loss) income	(16,292)	(8,053)	(2,034)	1,515	944	3,446	975	633	(15,429)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	697	584	259	4,716	3	2,612	420	1,028	747
Equity in earnings from consolidated entities	—	—	—	—	—	—	—	—	—
Loss on asset impairments	15,255	8,500	1,064	—	—	—	—	—	16,128
Loss on sale of assets, before tax effect	—	—	1,204	—	—	—	—	—	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—
Amortization of unearned and adjustment to stock-based compensation	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	19	52	3	151	2	227	31	18	6
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(97)	(178)	(173)	699	(4)	220	25	359	(49)
Due from/to subsidiaries	497	(851)	(6,475)	(6,504)	(945)	(4,160)	(1,278)	(1,639)	(1,019)

Net cash provided by (used in) operating activities	79	54	(6,152)	577	—	2,345	173	399	384

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(11)	(54)	(1,598)	(577)	—	(2,345)	(173)	(399)	(384)
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	7,750	—	—	—	—	—	—
Purchases of marketable securities	—	—	—	—	—	—	—	—	—
Sales of marketable securities	—	—	—	—	—	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(11)	(54)	6,152	(577)	—	(2,345)	(173)	(399)	(384)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	(68)	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	(68)	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

For the Nine Months ended September 30, 2003 (Dollars in Thousands)

	MeriStar Sub 4J, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Operating activities:
Net (loss) income	901	(31,067)	(167,775)	257,756	(340,898)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	955	800	36,497	—	84,095
Equity in earnings from consolidated entities	—	—	—	(257,756)	—
Loss on asset impairments	—	—	166,038	—	285,677
Loss on sale of assets, before tax effect	—	—	3,349	—	2,772
Gain on early extinguishment of debt	—	—	—	—	(4,574)
Minority interests	—	—	—	—	6
Amortization of unearned and adjustment to stock-based compensation	—	—	—	—	2,380
Change in value of interest rate swaps	—	—	—	—	(3,977)
Deferred income taxes	—	—	—	—	(1,848)
Changes in operating assets and liabilities:
Accounts receivable	(8)	(3,371)	(3,397)	—	(7,641)
Prepaid expenses and other assets	12	911	2,036	—	2,763
Due from/to Interstate Hotels & Resorts	—	(4,955)	(4,955)	—	(4,531)
Accounts payable, accrued expenses, accrued interest and other liabilities	22	(5,636)	(9,913)	—	(19,503)
Due from/to subsidiaries	(1,805)	4,592	(100,777)	—	—

Net cash provided by (used in) operating activities	77	(38,726)	(78,897)	—	(5,279)

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—
Capital expenditures for property and equipment	(77)	(894)	(13,309)	—	(21,826)
Deposit on investment in hotel	—	—	—	—	—
Proceeds from sales of assets	—	—	52,570	—	74,470
Purchases of marketable securities	—	—	—	—	(18,040)
Sales of marketable securities	—	—	—	—	17,040
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	42,052
(Increase) decrease in restricted cash	—	—	—	—	(18,038)
Costs associated with disposition program and other, net	—	—	—	—	(299)

Net cash provided by (used in) investing activities	(77)	(894)	39,261	—	75,359

Financing activities:
Prepayments on long-term debt	—	—	—	—	—
Scheduled payments on long-term debt	—	45,934	45,950	—	(179,309)
Proceeds from debt issuance, net of issuance costs	—	(4)	(4)	—	263,487
Distributions to minority investors	—	—	—	—	(424)
Contributions from partners	—	—	—	—	82,920
Purchase of limited partnership unit	—	—	—	—	(65)
Other	—	—	—	—	—

Net cash provided by (used in) financing activities	—	45,930	45,946	—	166,609

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	(304)

Net increase (decrease) in cash and cash equivalents	—	6,310	6,310	—	236,385
Cash and cash equivalents, beginning of period	—	12,517	12,517	—	33,889

Cash and cash equivalents, end of period	—	18,827	18,827	—	270,274